Ranger Quest for Income and Growth Fund Investor Class: RFTDX Institutional Class: RFIDX

SUMMARY PROSPECTUS

April 28, 2016

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

FUND SUMMARY: Ranger Quest for Income and Growth Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated April 28, 2016 and statement of additional information, dated December 1, 2015, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.rangerfunds.com or by calling 1-866-458-4744.

Investment Objective: The Fund seeks long-term growth of capital while providing current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.89%	0.60%
Acquired Fund Fees and Expenses(1)	0.278%	0.27%
Total Annual Fund Operating Expenses	2.41%	1.87%
Fee Waiver and/or Reimbursement (2)	(0.79)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.62%	1.37%

(1) "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2016, to ensure that t otal annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses"), or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$676	$1,214	$2,686
Institutional Class	$139	$539	$965	$2,150

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover was 36.85% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks income by investing globally in a range of securities, primarily equities, which provide current income combined with the potential for capital appreciation.  The Fund invests primarily, but not exclusively, in income-producing (1) common stocks, (2) preferred stocks, including convertible securities (3) publicly traded partnerships, including but not limited to master limited partnerships ("MLPs") and (4) common shares of real estate investment trusts ("REITs").  The Fund may also invest in fixed income securities of any maturity or credit quality, including high yield bonds rated below BBB- by S&P or Fitch or Baa by Moody’s (commonly known as "junk bonds"). The fund invests without restriction as to issuer country, capitalization or currency.

The Fund's adviser seeks to achieve the Fund's investment objective by investing globally (including in emerging markets) primarily in a variety of income-producing securities that the adviser believes have attractive yields, and in the case of common stocks, the potential for dividend growth. The adviser employs a bottom-up, fundamentals-based investment approach to security selection.  The adviser selects stock of issuers that it believes are stable and industry- or region-leading companies.  The adviser selects fixed income securities that it believes have the highest expected return among issuers of similar credit quality.  The adviser's investment philosophy seeks domestic and international investment candidates characterized by (i) attractive yield, (ii) quality and (iii) financial strength.

The adviser screens the equity and fixed income universe on the basis of quantitative valuation criteria which seek to identify companies with attractive yields which have shown the ability to maintain and grow their dividends or make interest payments through diverse economic environments.  This set of securities is narrowed by eliminating those securities which have not historically been able to demonstrate sustained dividend growth or interest and principal repayment over a full economic cycle.  Companies with above-average fundamental valuation are further analyzed for financial stability and quality to determine whether they merit investment. The adviser evaluates quality using quantitative factors such as return on equity, return on assets and earnings consistency. Qualitative factors include quality of the management team, shareholder orientation, industry position, investment strategy and growth potential.  The adviser evaluates financial strength by estimating the ability of a company to meet its financial needs and obligations such as capital investment, working capital demands, research expense, debt payments and dividends and stock buybacks.  The adviser selects securities of the highest ranking issuers based on the filters of yield, quality and financial strength.

The adviser sells a security if the adviser believes it is overvalued, more attractive candidates arise, or if there is a substantial, long term reduction in a company's fundamental prospects that may impair its value.

Principal Investment Risks:  As with all mutual funds, the Fund’s shares may appreciate or depreciate in price; and there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

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Equity Market Risk. Equity markets can be volatile. In other words, the prices of common stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

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Distribution Policy Risk. The Fund's distribution policy is not designed to guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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Foreign Investment Risk.  Investing is securities of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing and legal standards.  In addition, investments within foreign markets may subject the Fund to additional taxation and/or dividend withholding.

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Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Liquidity Risk.  Some equity and/or fixed income securities may have few market-makers and low trading volume (if any), which tend to increase transaction costs and may make it difficult or impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

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Lower Rated Fixed Income Securities Risk and High Yield Fixed Income Securities Risk.  Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities.  Companies issuing these securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties; and could become worthless.  The value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

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Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser's reliance on investment strategy judgments about the credit quality or the relative value of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns.

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Master Limited Partnership Risks.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the MLP general partner, including those arising from incentive distribution payments.  The Fund's MLP investments may be primarily but not exclusively focused in the energy sector exposing the Fund to the following risks.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.  Stricter energy-related laws, regulations or enforcement policies could be enacted in the future which would likely increase costs and may adversely affect the financial performance of MLPs.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.

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Preferred Stock Risk.  Non-convertible preferred stock is primarily subject to interest rate risk and secondarily equity market risk.  Convertible preferred stock is a hybrid that is subject to interest rate risk and an equity market risk which is more material than non-convertible preferred of the same issuer.

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Real Estate Industry Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  An individual REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

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Small and Mid Capitalization Company Risks.  The value of small or mid capitalization company securities, including business development companies ("BDCs"), may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Institutional Class shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by visiting www.rangerfunds.com or by calling 1-866-458-4744.

Institutional Class Annual Total Return For Calendar Years Ended December 31

Best Quarter:	3/31/2013	10.51%
Worst Quarter:	9/30/2015	-8.86&

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2016, was 1.35%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

Institutional Class shares	One Year	Since Inception June 4, 2013
Return before taxes	-8.84%	7.20%
Return after taxes on distributions	-10.32%	5.36%
Return after taxes on distributions and sale of Fund shares	-4.94%	4.87%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	16.71%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Ranger International Management, LP

Portfolio Manager:  William R. Andersen, CFA has served the Fund as its Portfolio Manager since it commenced operations, and has final discretion with respect to the Fund portfolio.   Jeff Middleswart has served the Fund as its assistant Portfolio Manager since 2014.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through the Fund-approved broker who has entered into an agreement with the Fund's distributor or as an institution holding the Fund-approved omnibus account.  The minimum initial investment is $25,000 for Investor Class shares and $250,000 for Institutional Class shares.  The minimum subsequent investment for Investor Class shares is $5,000; there is no minimum subsequent investment for Institutional Class shares.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.